This is filed pursuant to Rule 497(c).
File Nos. 333-120487 and 811-21673.

ALLIANCEBERNSTEIN
Investments


The AllianceBernstein Pooling Portfolios
--------------------------------------------------------------------------------


                                                  PROSPECTUS - December 31, 2010

                                           Pooling Portfolios
                                           -   U.S. Value
                                           -   U.S. Large Cap Growth
                                           -   International Value
                                           -   International Growth
                                           -   Short Duration Bond
                                           -   Intermediate Duration Bond
                                           -   Bond Inflation Protection
                                           -   High-Yield
                                           -   Small-Mid Cap Value
                                           -   Small-Mid Cap Growth
                                           -   Multi-Asset Real Return (formerly
                                               Global Real Estate Investment)
                                           -   Volatility Management

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                            Page

SUMMARY INFORMATION........................................................4

   AllianceBernstein U.S. Value Portfolio..................................4
   AllianceBernstein U.S. Large Cap Growth Portfolio.......................7
   AllianceBernstein International Value Portfolio........................10
   AllianceBernstein International Growth Portfolio.......................14
   AllianceBernstein Short Duration Bond Portfolio........................18
   AllianceBernstein Intermediate Duration Bond Portfolio.................22
   AllianceBernstein Bond Inflation Protection Portfolio..................26
   AllianceBernstein High-Yield Portfolio.................................30
   AllianceBernstein Small-Mid Cap Value Portfolio........................34
   AllianceBernstein Small-Mid Cap Growth Portfolio.......................38
   AllianceBernstein Multi-Asset Real Return Portfolio....................41
   AllianceBernstein Volatility Management Portfolio......................46

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS........50

INVESTING IN THE PORTFOLIOS...............................................63

   How To Buy Shares......................................................63
   How To Sell Shares.....................................................63
   Frequent Purchases and Redemptions of Portfolio Shares.................63
   How The Portfolios Value Their Shares..................................63

MANAGEMENT OF THE PORTFOLIOS..............................................65

   Investment Adviser.....................................................65
   Portfolio Managers.....................................................65

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................69

GLOSSARY..................................................................71

FINANCIAL HIGHLIGHTS......................................................73

APPENDIX A: BOND RATINGS .................................................80

--------------------------------------------------------------------------------

                              SUMMARY INFORMATION

--------------------------------------------------------------------------------

AllianceBernstein U.S. Value Portfolio

INVESTMENT OBJECTIVE:

The Portfolio investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                       None

Maximum Deferred Sales Charge (Load) (as a percentage
of offering price or redemption proceeds, whichever is lower)             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses paid each year as a percentage of the value of your investment)

Management Fees                                          0%
Distribution and/or Service (12b-1) Fees                 0%
Other Expenses:                                        .01%
Total Annual Portfolio Operating Expenses              .01%

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year              $ 1
After 3 Years             $ 3
After 5 Years             $ 6
After 10 Years            $13

PORTFOLIO TURNOVER

The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 73% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that the Adviser believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies.

In selecting securities for the Portfolio's portfolio, Bernstein uses fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(R) Value Index. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to earnings the company will be generating five years from now, or "normalized earnings, assuming average mid-economic cycle growth for the fifth year.

The Chief Investment Officer, Director of Research and other investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing for purchases and sales and the appropriate position size for a given security. Final stock selection decisions are made by the Chief Investment Officer and Director of Research and are implemented by the Senior Portfolio Manager. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when positive return trends are favorable.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap transactions.

PRINCIPAL RISKS:

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's value approach, may be underperforming the market generally.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

      The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was 1.52%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     22.65   -2.89  -40.88   23.59
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

Best quarter was up 18.10%, 3rd quarter, 2009; and Worst quarter was down -21.87%, 4th quarter, 2008.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                       Since
                                                     1 Year          Inception*
--------------------------------------------------------------------------------

Portfolio                                             23.59%            -1.66%

Russell 1000(R) Value Index    (reflects no
                               deduction for fees,
                               expenses, or taxes)    19.69%            -0.33%

--------
*     Inception date is 5/20/05.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


Employee                Length of Service   Title
--------                -----------------   -----

Joseph G. Paul          Since 2009          Senior Vice President of the Adviser
Christopher W. Marx     Since 2005          Senior Vice President of the Adviser
John D. Phillips        Since 2005          Senior Vice President of the Adviser
David Yuen              Since 2008          Senior Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein U.S. Large Cap Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Portfolio investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                              None

Maximum Deferred Sales Charge (Load) (as a percentage
of offering price or redemption proceeds, whichever is lower)    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                          0%
Distribution and/or Service (12b-1) Fees                 0%
Other Expenses:                                        .01%
Total Annual Portfolio Operating Expenses              .01%

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

After 1 Year              $ 1
After 3 Years             $ 3
After 5 Years             $ 6
After 10 Years            $13

PORTFOLIO TURNOVER

The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $1.028 billion to almost $339 billion as of October 31, 2010, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investments in smaller companies. Normally, about 50-70 companies will be represented in the Portfolio's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies. The Portfolio also may invest in non-U.S. securities.

PRINCIPAL RISKS:

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

      o Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

      o Foreign (Non-U.S.) Risk: Investments in securities on non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic political, regulatory or other factors.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

      The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was -3.03%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     1.32    14.33  -40.22   35.89
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.82%, 3rd quarter, 2009; and Worst quarter was down -21.16%, 4th quarter, 2008.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                         Since
                                                            1 Year    Inception*
--------------------------------------------------------------------------------

Portfolio                                                    35.89%       2.40%

Russell 1000(R) Growth Index (reflects no deduction for
                             fees, expenses, or taxes)       37.21%       2.11%

--------
*    Inception date is 5/20/05.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


Employee               Length of Service    Title
--------               -----------------    -----

Joseph R. Elegante     Since 2010           Senior Vice President of the Adviser
Jason P. Ley           Since 2010           Senior Vice President of the Adviser
David F. Randell       Since 2010           Senior Vice President of the Adviser
P. Scott Wallace       Since 2005           Senior Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:

The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  None

Maximum Deferred Sales Charge (Load) (as a percentage
of offering price or redemption proceeds, whichever is lower)        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                                    0%
Distribution and/or Service (12b-1) Fees                           0%
Other Expenses:                                                  .04%
Total Annual Portfolio Operating Expenses                        .04%

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year              $ 4
After 3 Years             $13
After 5 Years             $23
After 10 Years            $51

PORTFOLIO TURNOVER

The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%-unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that Bernstein determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Bernstein's fundamental value approach depends heavily on its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international developed and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Co-Chief Investment Officers and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing for purchases and sales and the appropriate position size for a given security. Final stock selection decisions are made by the Co-Chief Investment Officers and are implemented by the Senior Portfolio Managers. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when positive return trends are favorable.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multination companies and "semi-governmental securities", and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

PRINCIPAL RISKS:

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's value approach, may be underperforming the market generally.

      o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

      The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was -2.36%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     36.84   5.73  -50.01   35.44
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

Best quarter was up 26.71%, 2nd quarter, 2009; and Worst quarter was down -25.67%, 4th quarter, 2008.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                       Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------

Portfolio                                                    35.44%      3.65%

MSCI EAFE Index          (reflects no deduction for fees,
(Net)                    expenses, or taxes except the
                         reinvestment of dividends net
                         U.S. withholding taxes)             31.78%      4.47%

--------
*    Inception date is 5/20/05.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee              Length of Service     Title
--------              -----------------     -----

Henry S. D'Auria      Since 2005            Senior Vice President of the Adviser
Sharon E. Fay         Since 2005            Senior Vice President of the Adviser
Eric J. Franco        Since 2006            Senior Vice President of the Adviser
Kevin F. Simms        Since 2005            Senior Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                              0%
Distribution and/or Service (12b-1) Fees                     0%
Other Expenses:                                            .03%
Total Annual Portfolio Operating Expenses                  .03%

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year              $ 3
After 3 Years             $10
After 5 Years             $17
After 10 Years            $39

PORTFOLIO TURNOVER

The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 119% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser's growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of "economic value" - These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital (ROIC) and robust free cash flow.

The Portfolio Oversight Group allocates the Portfolio's investments among market sectors based on the fundamental research conducted by the Adviser's large research staff, assessing current and forecasted investment opportunities and conditions, as well as diversification and risk considerations.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

PRINCIPAL RISKS:

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's growth approach, may under perform the market generally.

      o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

      The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was 1.32%.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     18.32   18.24  -47.16   29.30
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 18.63%, 3rd quarter, 2009; and Worst quarter was down -26.73%, 3rd quarter, 2008.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                        Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------

Portfolio                                                    29.30%     2.48%

MSCI EAFE Index (Net)          (reflects no deduction for
                               fees, expenses or taxes)      31.78%     4.47%

MSCI EAFE Growth Index (Net)   (reflects no deduction for
                               fees, expenses or taxes)      29.36%     4.61%

--------
*     Inception date is 5/20/05.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.


PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


Employee                Length of Service   Title
--------                -----------------   -----

Stephen M. Beinhacker   Since 2005          Senior Vice President of the Adviser
Christopher M. Toub     Since 2005          Senior Vice President of the Adviser
Laurent Saltiel         Since 2010          Senior Vice president of the Adviser
Vadim Zlotnikov         Since 2009          Senior Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein Short Duration Bond Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Portfolio seeks to provide a moderate rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                   None

Maximum Deferred Sales Charge (Load) (as a percentage
of offering price or redemption proceeds, whichever is lower)         None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                                  0%
Distribution and/or Service (12b-1) Fees                         0%
Other Expenses:
   Interest Expense and Related Expenses                       .10%
   Other Expenses                                              .02%
                                                             -------
Total Other Expenses                                           .12%
                                                             -------
Total Annual Portfolio Operating Expenses (a)                  .12%
                                                             =======
--------
(a)   If interest expenses were excluded, net expenses would be .02%.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year             $ 12
After 3 Years            $ 39
After 5 Years            $ 68
After 10 Years           $154

PORTFOLIO TURNOVER

The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 130% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest-rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.

The Portfolio may invest in investment grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances. If securities are downgraded to below Baa3 or BBB-, or if unrated, are determined by the Adviser to have undergone similar credit quality deterioration, the Adviser may retain such securities if the Adviser concludes that disposition would not be in the best interests of the Portfolio.

Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero coupon and interest-only or principal-only securities.

PRINCIPAL RISKS:

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions.

      o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

      The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was 4.18%.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     4.59   4.12   -4.22     8.32
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 2.95 %, 3rd quarter, 2009; and Worst quarter was down -1.71%, 3rd quarter, 2008.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                        Since
                                                              1 Year  Inception*
--------------------------------------------------------------------------------

Portfolio                                                      8.32%      2.99%

BofA Merrill Lynch 1-3 Year   (reflects no deduction
Treasury Index                for fees, expenses, or taxes)    0.78%      4.26%

--------
*    Inception date is 5/20/05.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee               Length of Service   Title
--------               -----------------   -----

Jon B. Denfield        Since 2008          Vice President of the Adviser
Paul J. DeNoon         Since 2009          Senior Vice President of the Adviser
Shawn E. Keegan        Since 2006          Vice President of the Adviser
Alison M. Martier      Since 2009          Senior Vice President of the Adviser
Douglas J. Peebles     Since 2009          Senior Vice President of the Adviser
Greg J. Wilensky       Since 2009          Senior Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein Intermediate Duration Bond Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Portfolio seeks to provide a moderate to high rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  None

Maximum Deferred Sales Charge (Load) (as a percentage
of offering price or redemption proceeds, whichever is lower)        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                                  0%
Distribution and/or Service (12b-1) Fees                         0%
Other Expenses:
   Interest Expense and Related Expenses                       .11%
   Other Expenses                                              .02%
                                                            --------
Total Other Expenses                                           .13%
                                                            --------
Total Portfolio Operating Expenses(a)                          .13%
                                                            ========

--------
(a)   If interest expenses were excluded, net expenses would be .02%.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year             $ 13
After 3 Years            $ 42
After 5 Years            $ 73
After 10 Years           $166

PORTFOLIO TURNOVER

The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. . During the most recent fiscal year, the Portfolio's portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions.

The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when they expect interest rates to rise and modestly lengthen the average duration when they anticipate that rates will fall.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances. If securities are downgraded to below Baa3 or BBB-, or if unrated, are determined by the Adviser to have undergone similar credit quality deterioration, the Adviser may retain such securities if the Adviser concludes that disposition would not be in the best interests of the Portfolio.

Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero coupon and interest-only or principal-only securities.

PRINCIPAL RISKS:

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

      o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

      The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was 10.11%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     4.62   6.04    -2.80    16.10
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 6.49%, 3rd quarter, 2009; and Worst quarter was down -2.92%, 3rd quarter, 2008.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                       Since
                                                          1 Year     Inception*
--------------------------------------------------------------------------------

Portfolio                                                 16.10%         5.38%

Barclays Capital U.S.      (reflects no deduction for
Aggregate Index            fees, expenses, or taxes)       5.93%         5.10%

--------
*     Inception date is 5/20/05.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee              Length of Service     Title
--------              -----------------     -----

Paul J. DeNoon        Since 2009            Senior Vice President of the Adviser
Shawn E. Keegan       Since 2005            Vice President of the Adviser
Joran Laird           Since 2007            Vice President of the Adviser
Alison M. Martier     Since 2005            Senior Vice President of the Adviser
Douglas J. Peebles    Since 2006            Senior Vice President of the Adviser
Greg J. Wilensky      Since 2005            Senior Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein Bond Inflation Protection Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio's investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                   None

Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                               0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses:
   Interest Expense and Related Expenses                    .03%
   Other Expenses                                           .04%
                                                          -------
Total Other Expenses                                        .07%
                                                          -------
Total Portfolio Operating Expenses (a)                      .07%
                                                          =======
--------
(a)   If interest expenses were excluded, net expenses would be .04%.

EXAMPLES

      The Examples are intended to help compare the cost of investing in the Portfolio with the cost of investing in other funds. The Examples assume an investment of $10,000 in the Portfolio for the time periods indicated and redemption of all shares at the end of those periods. The Examples also assume that the investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year              $ 7
After 3 Years             $23
After 5 Years             $40
After 10 Years            $90

PORTFOLIO TURNOVER

The Portfolio will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio seeks real return. Real return equals total return less the estimated effect of inflation.

The Portfolio pursues its objective by investing principally in Treasury Inflation Protected Securities ("TIPS") directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as U.S. and non- U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Portfolio invests at least of 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade ("junk bonds").

Inflation-protected securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

As noted above, the Portfolio may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swap agreements. The Portfolio intends to use leverage for investment purposes. To do this, the Portfolio expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Portfolio's investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Portfolio's risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment grade, the Portfolio will not be obligated to sell the security and may continue to hold it if, in the Adviser's opinion, the investment is appropriate under the circumstances.

PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Portfolio invests principally in inflation-protected investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

      o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance does not necessarily indicate how it will perform in the future.

Effective April 16, 2010, the Portfolio changed its name from AllianceBernstein Inflation-Protected Securities Portfolio to AllianceBernstein Bond Inflation Protection Portfolio, eliminated its policy of investing at least 80% of its net assets in inflation-protected securities, and adopted its current investment strategies. The performance information shown below is for periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies.

Bar Chart

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was 6.47%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     1.49   11.42   -2.23   12.12
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 5.83% in the 1st quarter, 2008; and Worst quarter was down -5.05% in the 4th quarter, 2008.

Performance Table
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the periods ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                        Since
                                                          1 Years     Inception*
--------------------------------------------------------------------------------

Portfolio                                                  12.12%       4.95%

Barclays Capital U.S. 1-10 Year TIPS Index
(reflects no deduction for fees, expenses, or taxes)       12.02%       4.96%

--------
*     Inception date is 5/20/05.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


Employee             Length of Service            Title
--------             -----------------            -----

Greg J. Wilensky     Since 2005                   Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein High-Yield Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  None

Maximum Deferred Sales Charge (Load) (as a percentage
of offering price or redemption proceeds, whichever is lower)        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                              0%
Distribution and/or Service (12b-1) Fees                     0%
Other Expenses:                                            .05%
Total Annual Portfolio Operating Expenses                  .05%

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year              $ 5
After 3 Years             $16
After 5 Years             $28
After 10 Years            $64

PORTFOLIO TURNOVER

The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

The Portfolio may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero coupon and interest-only or principal-only securities.

PRINCIPAL RISKS:

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

      o Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

      o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls, or by borrowing money.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

      The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was 12.92%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     9.89    2.09  -25.42   60.18
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

Best quarter was up 22.40%, 2nd quarter, 2009; and Worst quarter was down -14.87%, 4th quarter, 2008.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                       Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------

Portfolio                                                    60.18%     7.50%

Barclays Capital U.S High Yield    (reflects no deduction
-2% Issuer Cap Index               for fees, expenses,
                                   or  taxes)                58.76%     7.70%

--------
*    Inception date is 5/20/05.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee                 Length of Service  Title
--------                 -----------------  -----

Gershon M. Distenfeld    Since 2005         Vice President of the Adviser
Joel J. McKoan           Since 2006         Senior Vice President of the Adviser
Douglas J. Peebles       Since 2006         Senior Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein Small-Mid Cap Value Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  None

Maximum Deferred Sales Charge (Load) (as a percentage
of offering price or redemption proceeds, whichever is lower)        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                           0%
Distribution and/or Service (12b-1) Fees                  0%
Other Expenses:                                         .04%
Total Annual Portfolio Operating Expenses               .04%

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year              $ 4
After 3 Years             $13
After 5 Years             $23
After 10 Years            $51

PORTFOLIO TURNOVER

The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-cap companies. For purposes of this policy, small- to mid-cap companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.

Because the Portfolio's definition of small- to mid-cap companies is dynamic, the lower and upper limits on market capitalizations will change with the markets. As of October 31, 2010, the capitalization ranges of companies in the Rusell 2500(TM) Value Index ranged from nearly $27 million to approximately $9.15 billion.

The Portfolio invests in companies determined by the Adviser to be undervalued using Bernstein's fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Portfolio, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Chief Investment Officer, Director of Research and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing for purchases and sales and the appropriate position size for a given security. Final security selection decisions are made by the Chief Investment Officer and Director of Research and are implemented by the Senior Portfolio Managers. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

Bernstein seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.

A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's value approach, may underperform the market generally.

      o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

      o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

      The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was 11.23%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     15.17   2.85  -34.63   42.77
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 25.01%, 3rd quarter, 2009; and Worst quarter was down -27.21%, 4th quarter, 2008

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                       Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------

Portfolio                                                    42.77%    3.80%

Russell 2500(TM) Value Index  (reflects no deduction for     27.68%    1.28%
                              fees, expenses, or taxes)

Russell 2500(TM) Index        (reflects no deduction for
                              fees, expenses, or taxes)      34.39%    2.40%

--------
*     Inception date is 5/20/05.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee              Length of Service     Title
--------              ------------------    -----

Joseph G. Paul        Since 2005            Senior Vice President of the Adviser
James W. MacGregor    Since 2005            Senior Vice President of the Adviser
Andrew J. Weiner      Since 2005            Senior Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein Small-Mid Cap Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  None

Maximum Deferred Sales Charge (Load) (as a percentage
of offering price or redemption proceeds, whichever is lower)        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees                                             0%
Distribution and/or Service (12b-1) Fees                    0%
Other Expenses:                                           .04%
Total Annual Portfolio Operating Expenses                 .04%

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

After 1 Year              $ 4
After 3 Years             $13
After 5 Years             $23
After 10 Years            $51

PORTFOLIO TURNOVER

The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For these purposes, "small- and mid-cap companies" are defined as companies that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500(TM) Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500(TM) Growth Index. The market capitalizations of companies in the Russell 2500(TM) Growth Index ranged from approximately $32 million to approximately $9.15 billion as of October 31, 2010. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Portfolio invests in approximately 60-120 companies broadly diversified by sector.

The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

PRINCIPAL RISKS:

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's growth approach, may underperform the market generally.

      o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

      o Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

      The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was 19.65%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     9.04   20.51  -43.65   46.53
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

Best quarter was up 19.91%, 2nd quarter, 2009; and Worst quarter was down -27.58%, 4th quarter, 2008.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                         Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------

Portfolio                                                    46.53%       5.86%

Russell 2500(TM) Growth Index  (reflects no deduction for
                               fees, expenses, or taxes)     41.66%       3.22%

--------
*     Inception date is 5/20/05.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee             Length of Service      Title
--------             -----------------      -----

Bruce K. Aronow      Since 2005             Senior Vice President of the Adviser
N. Kumar Kirpalani   Since 2005             Senior Vice President of the Adviser
Samantha S. Lau      Since 2005             Senior Vice President of the Adviser
Wen-Tse Tseng        Since 2006             Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein Multi-Asset Real Return Portfolio
(formerly the Global Real Estate Investment Portfolio)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio's investment objective is to maximize real return over inflation.

FEES AND EXPENSEOF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                  None

Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)           None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fee                                         0%
Distribution and/or Service (12b-1) Fees               0%
Other Expenses                                       .03%
Total Annual Portfolio Operating Expenses            .03%

EXAMPLES

The Examples are intended to help compare the cost of investing in the Portfolio with the cost of investing in other funds. The Examples assume an investment of $10,000 in the Portfolio for the time periods indicated and redemption of all shares at the end of those periods. The Examples also assume that the investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year                 $ 3
After 3 Years                $10
After 5 Years                $17
After 10 Years               $39

PORTFOLIO TURNOVER

The Portfolio will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio seeks to maximize real return. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation.

The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities ("TIPS") and similar bonds issued by governments outside of the U.S., commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infra-structure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

The Portfolio will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. The Adviser assesses the securities' risks and inflation sensitivity characteristics as well as the securities' impact on the overall risk and inflation sensitivity characteristics of the Portfolio. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Portfolio anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Portfolio's investments in real estate equity securities will include Real Estate Investment Trusts ("REITs"), other real-estate-related securities, and infrastructure-related securities.

The Portfolio will invest in both U.S. and non-U.S. Dollar-denominated equity or fixed-income securities. The Portfolio may invest in currencies for hedging or for investment purposes, both in the spot market and through long- or short-positions in currency-related derivatives. The Portfolio does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. Dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Portfolio may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Portfolio's risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Portfolio will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Subsidiary, unlike the Portfolio, may invest, without limitation, in commodities and commodities-related instruments. The Portfolio will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Portfolio limits its investment in the Subsidiary to no more than 25% of its net assets.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the equity, commodity and bond markets fluctuate. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

      o Derivatives Risk: The Portfolio's investments in derivatives such as options, futures, forwards, and swaps may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

      o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

      o Real Estate Risk: The Portfolio's investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

      o Diversification Risk: The Portfolio may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio's NAV.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Effective December 31, 2010, the Portfolio changed its name from AllianceBernstein Global Real Estate Investment Portfolio to AllianceBernstein Multi-Asset Real Return Portfolio and eliminated its policy of investing at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies. In addition, the Portfolio's portfolio management team was changed as disclosed below. The performance information shown below is for periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies.

Bar Chart

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2010, the year-to-date unannualized return for the Portfolio's shares was 13.70%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a   n/a    n/a   n/a   n/a    n/a    n/a     43.64   -4.35  -44.80   36.83
--------------------------------------------------------------------------------
99     00    01     02    03     04     05      06      07      08      09

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 29.38% in the 2nd quarter, 2009; and Worst quarter was down -30.42% in the 4th quarter, 2008.

Performance Table
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the periods ended December 31, 2009)
--------------------------------------------------------------------------------

                                                                     Since
                                                         1 Years    Inception*
--------------------------------------------------------------------------------

Portfolio                                                 36.83%     3.17%

MSCI ACWI Commodity Producers Index**
(reflects no deduction for fees, expenses, or taxes)      45.09%      NA

FTSE EPRA NAREIT Developed Index**
(reflects no deduction for fees, expenses, or taxes)      38.25%     2.20%

--------
*     Inception date is 5/20/05.

** The Portfolio's broad-based index used for comparison purposes has changed from the FTSE EPRA NAREIT Developed Index to the MSCI ACWI Commodity Producers Index because the new index more closely resembles its investments.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


Employee             Length of Service     Title
--------             -----------------     -----

Drew W. Demakis      Since 2010            Senior Vice President of the Adviser
Joshua B. Lisser     Since 2010            Senior Vice President of the Adviser
Teresa Marziano      Since 2005            Senior Vice President of the Adviser
Jonathan E. Ruff     Since 2010            Vice President of the Adviser
Greg J. Wilensky     Since 2010            Senior Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

AllianceBernstein Volatility Management Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio's investment objective is long-term growth of capital and income.

FEES AND EXPENSE OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                   None

Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)            None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fee                                           0%
Distribution and/or Service (12b-1) Fees                 0%
Other Expenses                                         .21%
                                                    ---------
Total Annual Portfolio Operating Expenses              .21%
                                                    ---------
Fee Waiver and/or Expense Reimbursement*             (0.06)%
                                                    ---------
Total Annual Portfolio Operating Expenses
After Fee Waiver and/or Expense  Reimbursement        0.15%
                                                    ==========

--------
* The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio fiscal year.

EXAMPLES

The Examples are intended to help compare the cost of investing in the Portfolio with the cost of investing in other funds. The Examples assume an investment of $10,000 in the Portfolio for the time periods indicated and redemption of all shares at the end of those periods. The Examples also assume that the investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


After 1 Year                $ 15
After 3 Years               $ 48
After 5 Years               $ 85
After 10 Years              $192

PORTFOLIO TURNOVER

The Portfolio will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended style investor (the "investing Fund"). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an Investing Fund's overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing fund and not necessarily the goal of achieving the Portfolio's investment objective.

The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, Real Estate Investment Trusts ("REITs") and other real estate-related securities, currencies, and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially linked investments.

The Adviser will make asset allocation decisions for the Portfolio using a series of asset class risk and return tools as well as its fundamental research insight. During periods of normal equity market volatility, and/or periods when equity market risk is believed appropriate to the return potential presented, the Adviser expects the Portfolio to be predominantly invested in equity securities. Even at those times, however, the Adviser will make asset allocation decisions for the Portfolio based on its assessments of equity market risk. When the Adviser determines that risks in the equity markets have risen to a level that is not compensated by the returns offered, the Adviser will reduce (or eliminate) the Portfolio's exposure to equity securities.

To effectuate the Portfolio's dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives rather than investing directly in equity securities. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose in each case based on concerns of cost and efficiency of access. The Portfolio's holdings may be frequently adjusted to reflect the Adviser's assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio's exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the Investing Fund's overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the equity, commodity and bond markets fluctuate. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

      o Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

      o Commodity Risk: Investments in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

No performance information is given for the Portfolio because it has not been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee         Length of Service        Title
--------         -----------------        -----

Dan Loewy        Since 2010               Senior Vice President of the Adviser
Seth Masters     Since 2010               Senior Vice President of the Adviser

ADDITIONAL INFORMATION:

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 50 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES:

      o     PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain other institutional clients of, the Adviser that seek a blend of asset classes. A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee.

You may sell (redeem) shares each day the New York Stock Exchange ("Exchange") is open. Your sale price will be the next-determined NAV, after a Portfolio receives your redemption request in proper form.

      o     TAX INFORMATION

Each Portfolio may make income dividends or capital gains distributions, which may subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

--------------------------------------------------------------------------------

       ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS

--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional information about each Portfolio's risks and investments can be found in the Portfolios' SAI.

Derivatives

Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:

o Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts may include the following:

      --Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Portfolio, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

o Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

      --Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

      --Options on Securities. A Portfolio may purchase or write a put or call option on securities. A Portfolio may write covered options, which means writing an option on securities that the Portfolio owns, and uncovered options.

      --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

o Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Portfolios' investments in swap transactions include the following:

      --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause the Portfolio to hold a defaulted security.

      If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

      --Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

      --Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

      --Total Return Swaps. A Portfolio may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

      --Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

      An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

      There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date.

o     Other Derivatives and Strategies.

      -- Commodity-Linked Derivative Instruments. The Multi-Asset Real Return Portfolio and the Volatility Management Portfolio may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity, such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

      As described below under "Investments in Wholly-Owned Subsidiary," the Multi-Asset Real Return Portfolio may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The Subsidiary may also invest directly in commodities.

      -- Structured Instruments. As part of their investment program and to maintain greater flexibility, the Bond Inflation Protection Portfolio and the Multi-Asset Real Return Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time. Structured instruments can have volatile prices and limited liquidity, and their use by the Portfolios may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk.

      The Portfolios may invest in a particular type of structured instrument sometimes referred to as "structured notes" because the term of these notes may be structured by the issuer and the purchaser of the note. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Portfolios economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Portfolios may receive more or less principal than it originally invested. The Portfolios might receive interest payments on the note that are more or less than the stated coupon interest payments.

      --Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

      --Synthetic Foreign Equity Securities. A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

      Other types of synthetic foreign equity securities in which a Portfolio may invest include warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

      The Portfolios will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

Each Portfolio may invest in depositary receipt. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Illiquid Securities

Under current Securities and Exchange Commission ("Commission") guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Protected Securities or IPS

Inflation-protected securities, or IPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-protected securities tends to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increase with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

Investment in Other Investment Companies

The Portfolios may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Commission Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in ETFs, subject to the restrictions and limitations of the 1940 Act or any other applicable rules, exemptive orders or regulatory guidance.

Investments in Wholly-Owned Subsidiary

Investments in the Subsidiary are expected to provide the Multi-Asset Real Return Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (the "Code") and recent IRS revenue rulings. The IRS issued a revenue ruling that limits the extent to which the Portfolio may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitations. See "Dividends, Distributions and Taxes" below for further information.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Portfolio may enter into these commodity-linked derivative instruments directly, the Portfolio will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Portfolio's investments in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus. While the Subsidiary is expected to obtain its commodities exposure through derivatives transactions, it may in the future hold physical commodities.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Portfolio.

Loan of Portfolio Securities

For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations

A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Mortgage-Related and Other Asset-Backed Securities

A Portfolio may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities.

A Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolios may invest in other asset-backed securities that have been offered to investors.

A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Multi-Asset Real Return Portfolio and the Volatility Management Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolios will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolios invest in addition to the expenses incurred directly by the Portfolios.

Repurchase Agreements and Buy/Sell Back Transactions

A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank of broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls

The Portfolios may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolios' limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Portfolios and their agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowing may create leveraging risk for the Portfolios. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolios' simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolios' obligation to repurchase the securities.

Rights and Warrants

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales

A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Structured Securities and Basket Securities

A Portfolio may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Portfolio may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Payment-in-Kind Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its dividend requirements.


ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investment in the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Borrowing and Leverage

The Portfolios may use borrowings or other leverage for investment purposes subject to the applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. A Portfolio may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements or derivatives transactions. This means that the Portfolio uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments, thereby reducing its NAV.

In the case of the Multi-Asset Real Return Portfolio, the Subsidiary may also use leverage for investment transactions with similar risks. The Strategy will be expressed to these risks through its investments in the Subsidiary.

Currency Considerations

Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and attachment may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                    Hungary              Romania
Argentina                  India                Russia
Belize                     Indonesia            Singapore
Brazil                     Israel               Slovakia
Bulgaria                   Jamaica              Slovenia
Chile                      Jordan               South Africa
China                      Kazakhstan           South Korea
Colombia                   Lebanon              Taiwan
Costa Rica                 Malaysia             Thailand
Cote D'Ivoire              Mexico               Trinidad & Tobago
Croatia                    Morocco              Tunisia
Czech Republic             Nigeria              Turkey
Dominican Republic         Pakistan             Ukraine
Ecuador                    Panama               Uruguay
Egypt                      Peru                 Venezuela
El Salvador                Philippines
Guatemala                  Poland
Hong Kong                  Qatar

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Investment in Below Investment Grade Fixed-Income Securities

Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities

A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

Portfolio Reallocation Risk

From time to time, the Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Adviser's institutional clients invested in the Portfolios, as recommended by the Adviser. These transactions will affect the Portfolios since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio performance to the extent that the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Portfolios, but the Adviser may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the funds that invest in them.

Investment Objectives and Policies

Except as noted, the Portfolios' investment objectives and investment policies are not fundamental and thus can be changed without a shareholder vote. The Portfolios will provide shareholders with 60 days' prior written notice of any change to a Portfolio's investment objective. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment; changes in the market value of securities in a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitations. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein U.S. Value Portfolio, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Portfolio may reduce its position in equity securities or intermediate- and long-duration debt securities and invest in, without limit, certain types of short-term, liquid, high-grade or high quality (depending on the Portfolio) debt securities. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings

The Portfolios' SAI includes a description of the policies and procedures with respect to the disclosure of each Portfolio's holdings.

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                          INVESTING IN THE PORTFOLIOS

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HOW TO BUY SHARES

Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain other institutional clients of, the Adviser that seek a blend of asset classes. A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee.

In addition to cash, the Portfolios may accept securities in exchange for Portfolio shares at the relevant net asset value without a sales charge or other fee.

Other Purchase Information

Purchases of a Portfolio's shares will be made only in full shares. Certificates for shares will not be issued.

The Portfolios may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES

Investors may "redeem" shares on any day the Exchange is open. Redemption requests for Portfolio shares are effected at the next-determined NAV, after a Portfolio receives your sales request in proper form. A redemption request received by a Portfolio prior to 4:00 p.m., Eastern time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Each Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of the Portfolios will be held only by mutual funds advised by, and certain other institutional clients of, the Adviser. Each Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, a Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until the Adviser determines that it is appropriate to dispose of such securities.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Portfolios accept only mutual funds advised by, and other institutional clients of, the Adviser as shareholders. The Portfolios will accept only those shareholders that have adopted policies intended to prevent market timing activity, or that for structural or other reasons the Adviser believes are unlikely to be subject to any material market timing activity. Therefore, the Board of Trustees (the "Trustees") have not adopted a market timing policy, and believe that such a policy would impose unnecessary administrative burdens and expense on the Portfolios. If the Portfolios were, notwithstanding the limitations on market timing activity imposed by the Portfolios' shareholders, to be used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns. The Portfolios reserve the right to reject any purchases, including purchases by exchange.

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Trustees' oversight, each Portfolio's Board has delegated the responsibility for valuing each Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIOS

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's Adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2010 totaling approximately $484 billion (of which more than $81 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising approximately 115 separate investment portfolios, had approximately 3.2 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. The Portfolios pay no advisory or other fees for these services.

A discussion regarding the basis for the approval of the Trustees of the Portfolios' investment advisory agreement is available in the following reports to shareholders:

      o     For the period ended 8/31/10

            U.S. Value
            U.S. Large Cap Growth
            International Value
            International Growth
            Small-Mid Cap Value
            Small-Mid Cap Growth
            Multi-Asset Real Return
            Volatility Management

      o     For the period ended 2/28/10

            Short Duration Bond
            Intermediate Duration Bond
            Bond Inflation Protection
            High-Yield

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors, for which it may receive management fees. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. Although the Portfolios may use brokers who sell shares of other AllianceBernstein Mutual Funds to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

PORTFOLIO MANAGERS

Mr. Greg Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio (since inception). Mr. Wilensky is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

The management of, and investment decisions for, each of the other Portfolios are made by the senior investment management teams. Each team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Portfolio's investments.

The following table lists the senior investment management teams, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


Portfolio and
Responsible Group        Employee; Time Period; Title                      Principal Occupation During the Past Five Years
-----------------        ---------------------------------------           ------------------------------------------------

AllianceBernstein        Christopher W. Marx; since 2005; Senior           Senior Vice President of the Adviser, with which he
U.S. Value Portfolio     Vice President of the Adviser                     has been associated since prior to 2005.

U.S. Value Senior        Joseph G. Paul; since 2009; Senior Vice           Senior Vice President of the Adviser, with which he
Investment Management    President of the Adviser                          has been associated since prior to 2005. He is also
Team                                                                       Co-Chief Investment Officer--US Large Cap Value
                                                                           Equities, Chief Investment Officer--North American
                                                                           Value Equities, and Global Head of Diversified
                                                                           Value Services. Until 2009, he was Chief Investment
                                                                           Officer--Small and Mid-Capitalization Value
                                                                           Equities, Co-Chief Investment Officer of Real
                                                                           Estate Investments, and Chief Investment Officer of
                                                                           Advanced Value since prior to 2005.

                         John D. Phillips; since 2005; Senior Vice         Senior Vice President of the Adviser, with which he
                         President of the Adviser                          has been associated since prior to 2005.

                         David Yuen; since 2008; Senior Vice President     Senior Vice President of the Adviser, with which he
                         of the Adviser                                    has been associated with since prior to 2005 and CIO of
                                                                           Global Long/Short Absolute Return Strategy in 2010. He is
                                                                           also Co-Chief Investment Officer & Director of
                                                                           Research--US Large Cap Value Equities and Chief
                                                                           Investment Officer of Advanced Value. Prior
                                                                           thereto, he was Director of Research for Emerging
                                                                           Markets Value Equities since prior to 2005.

AllianceBernstein        Joseph R. Elegante; since 2010; Senior Vice       Senior Vice President of the Adviser, with which he
U.S. Large Cap Growth    President of the Adviser                          has been associated since prior to 2005. Mr.
Portfolio                                                                  Elegante has been a member of the U.S. Large Cap
                                                                           Growth Investment Team since 2000.

U.S. Large Cap Growth    Jason P. Ley; since 2010; Senior Vice             Senior Vice President of the Adviser, with which he
Team                     President of the Adviser                          has been associated since prior to 2005. Mr. Ley
                                                                           has been a member of the U.S. Large Cap Growth
                                                                           Investment Team since 2000.

                         David F. Randell; since 2010; Senior Vice         Senior Vice President of the Adviser, with which he
                         President of the Adviser                          has been associated since 2007.  Prior to 2007, Mr.
                                                                           Randell was associated with GTCR Golder Rauner, LLC,
                                                                           a private equity firm since prior to 2005. Mr.
                                                                           Randell has been a member of the U.S. Large Cap
                                                                           Growth Investment Team since 2007.

                         P. Scott Wallace; since 2005; Senior Vice         Senior Vice President of the Adviser, with which he
                         President of the Adviser                          has been associated since prior to 2005.  Mr.
                                                                           Wallace has been a member of the U.S. Large Cap
                                                                           Growth Investment Team since 2001.

AllianceBernstein        Henry S. D'Auria; since 2005; Senior Vice         Senior Vice President of the Adviser, with which he
International Value      President of the Adviser                          has been associated since prior to 2005, Chief
Portfolio                                                                  Investment Officer of Emerging Markets Value
                                                                           Equities and Co-Chief Investment Officer of
International Value                                                        International Value Equities of the Adviser since
Senior Investment                                                          prior to 2005.
Management Team
                         Sharon E. Fay; since 2005; Senior Vice            Senior Vice President of the Adviser, Head of
                         President of the Adviser                          AllianceBernstein Equities and Chief Investment
                                                                           Officer of Global Value Equities since prior to 2005. In
                                                                           2009, she became Head of Bernstein Value Equities
                                                                           Business. Until January 2006, she was Co-Chief
                                                                           Investment Officer of European and U.K. Value
                                                                           Equities at the Adviser, since prior to 2005.

                         Eric J. Franco; since 2006; Senior Vice           Senior Vice President of the Adviser, with which he
                         President of the Adviser                          has been associated since prior to 2005.

                         Kevin F. Simms; since 2005; Senior Vice           Senior Vice President, with which he has been
                         President of the Adviser                          associated since prior to 2005 and Co-Chief

                                                                           Investment Officer of International Value Equities
                                                                           at the Adviser since prior to 2005. Global Director
                                                                           of Value Research since prior to 2005.

AllianceBernstein        Stephen M. Beinhacker; since 2005; Senior         Senior Vice President of the Adviser, with which he
International Growth     Vice President of the Adviser                     has been associated since prior to 2005. He is also
Portfolio                                                                  Chief Investment Officer of Emerging Markets
                                                                           Growth.

International Growth     Laurent Saltiel; since 2010; Senior Vice          Senior Vice President of the Adviser, with which he
Team                     President of the Adviser                          has been associated since June 2010.  Prior
                                                                           thereto, he was associated with Janus Capital since
                                                                           prior to 2005.

                         Christopher M. Toub; since 2005; Senior           Senior Vice President of the Adviser, with which he
                         Vice President of the Adviser                     has been associated since prior to 2005. He is also
                                                                           Head of Global/International Growth Equities.
                                                                           He is also Director of Equities and a member of Global/
                                                                           International Research Growth, Global Large Cap Growth,
                                                                           International Large Cap Growth and Japan Growth Portfolio
                                                                           Oversight Groups.

                         Vadim Zlotnikov; since 2009; Senior Vice          Senior Vice President of the Adviser, and Chief Market
                         President of the Adviser                          Strategist since 2010.  He was Chief Investment Officer
                                                                           of Growth Equities and Head of Growth Portfolio Analytics
                                                                           from 2008 to 2010. Prior thereto, he was the Chief
                                                                           Investment Strategist for Sanford C. Bernstein's
                                                                           institutional research unit since prior to 2005.

AllianceBernstein        Jon P. Denfeld; since 2008; Vice President        Vice President of the Adviser, with which he has
Short Duration Bond      of the Adviser                                    been associated in a substantially similar capacity
Portfolio                                                                  to his current position since May 2008.  Prior
                                                                           thereto, he was a Senior U.S. Portfolio Manager for
U.S. Investment                                                            UBS Global Asset Management from 2006 to 2007.
Grade: Liquid Markets                                                      Prior thereto, he served as a Portfolio Manager for
/ Structured Products                                                      Shay Asset Management since prior to 2005.
Investment Team
                         Paul J. DeNoon; since March 2009; Senior Vice     Senior Vice President of the Adviser, with which he
                         President of the Adviser                          has been associated in a substantially similar
                                                                           capacity to his current position since prior to
                                                                           2005, and Director of Emerging Market Debt.

                         Shawn E. Keegan; since 2006; Vice President of    Vice President of the Adviser, with which he has
                         the Adviser                                       been associated in a substantially similar capacity
                                                                           to his current position since prior to 2005.

                         Alison M. Martier; since 2009; Senior Vice        Senior Vice President of the Adviser, with which
                         President of the Adviser                          she has been associated in a substantially similar
                                                                           capacity to her current position since prior to
                                                                           2005.

                         Douglas J. Peebles; since 2009; Senior Vice       Senior Vice President of the Adviser, with which he
                         President of the Adviser                          has been associated in a substantially similar
                                                                           capacity to his current position since prior to
                                                                           2005. He is also Chief Investment Officer and Head
                                                                           of Fixed Income.

                         Greg J. Wilensky; since 2009; Senior Vice         Senior Vice President of the Adviser, with which he
                         President of the Adviser                          has been associated in a substantially similar
                                                                           capacity to his current position as a portfolio
                                                                           manager since prior to 2005.  He is also Director
                                                                           of Stable Value Investment.

AllianceBernstein        Paul J. DeNoon; since 2009; Senior Vice           (see above)
Intermediate Duration    President of the Adviser
Bond Portfolio

U.S. Investment          Shawn E. Keegan; since inception; Vice            (see above)
Grade: Core Fixed        President of the Adviser
Income Team

                         Alison M. Martier; since inception; Senior        (see above)
                         Vice President of the Adviser

                         Douglas J. Peebles; since 2006; Senior Vice       (see above)
                         President of the Adviser

                         Greg J. Wilensky; since inception; Senior Vice    (see above)
                         President of the Adviser

AllianceBernstein        Gershon M. Distenfeld; since inception; Vice      Senior Vice President of the Adviser, with which he has
High-Yield Portfolio     President of the Adviser                          been associated in a substantially similar capacity
                                                                           to his current position since prior to 2005 and Director
                                                                           of High Yield.

Global Credit            Joel J. McKoan; since 2006; Senior Vice           Senior Vice President of the Adviser, with which he
Investment Team          President of the Adviser                          has been associated in a substantially similar
                                                                           capacity to his current position since prior to 2005,
                                                                           Chief Investment Officer of Enhanced Alpha and Director
                                                                           of Global Credit.

                         Douglas J. Peebles; since 2006; Senior Vice       (see above)
                         President of the Adviser

AllianceBernstein        James W. MacGregor; since inception; Senior       Senior Vice President of the Adviser, with which he
Small-Mid Cap Value      Vice President of the Adviser                     has been associated since prior to 2005. He is also
Portfolio                                                                  currently Chief Investment Officer of Small and Mid
                                                                           Cap Value Equities and Chief Investment Officer of
Small-Mid Cap Value                                                        Canadian Value Equities.
Senior Investment
Management Team          Joseph G. Paul; since inception; Senior Vice      (see above)
                         President of the Adviser

                         Andrew J. Weiner; since inception; Senior Vice    Senior Vice President of the Adviser, with which he
                         President of the Adviser                          has been associated since prior to 2005. He is also
                                                                           Director of Research- Small and Mid Cap Value
                                                                           Equities.

AllianceBernstein        Bruce K. Aronow; since inception; Senior Vice     Senior Vice President of the Adviser, with which he
Small-Mid Cap Growth     President of the Adviser                          has been associated in a substantially similar
Portfolio                                                                  capacity to his current position since prior to
                                                                           2005.

Small/Mid Cap Growth     N. Kumar Kirpalani; since inception; Senior       Senior Vice President of the Adviser, with which he
Investment Team          Vice President of the Adviser                     has been associated in a substantially similar
                                                                           capacity to his current position since prior to
                                                                           2005.

                         Samantha S. Lau; since inception; Senior Vice     Senior Vice President of the Adviser, with which
                         President of the Adviser                          she has been associated in a substantially similar
                                                                           capacity to her current position since prior to
                                                                           2005.

                         Wen-Tse Tseng; since 2006; Vice President of      Vice President of the Adviser, with which he has
                         the Adviser                                       been associated since March 2006. Prior thereto, he
                                                                           was the healthcare-sector portfolio manager for the
                                                                           small-cap growth team at William D. Witter from
                                                                           August 2003 until 2006.

AllianceBernstein        Drew W. Demakis; since 2010; Senior Vice          Senior Vice President of the Adviser, with which he
Mulri-Asset Real Return  President of the Adviser                          has been associated in a substantially similar
Portfolio                                                                  capacity to his current position as a portfolio
                                                                           manager since prior to 2005.  He is also Chief
Real Asset Strategy                                                        Investment Officer of Global Diversified
Team                                                                       Strategies.

                         Joshua B. Lisser; since 2010; Senior Vice         Senior Vice President of the Adviser, with which he
                         President of the Adviser                          has been associated in a substantially similar
                                                                           capacity to his current position as a portfolio
                                                                           manager since prior to 2005.  He is also Chief
                                                                           Investment Officer of Index Strategies.

                         Teresa Marziano; since 2010; Senior Vice          Senior Vice President of the Adviser, with which
                         President of the Adviser                          she has been associated in a substantially similar
                                                                           capacity to her current position as a portfolio
                                                                           manager since prior to 2005.  She is also Chief
                                                                           Investment Officer of Real Estate Investments.

                         Jonathan E. Ruff; since 2010; Vice President      Vice President of the Adviser, with which he has
                         of the Adviser                                    been associated in a substantially similar capacity
                                                                           to his current position as a portfolio manager
                                                                           since prior to 2005.  He is also Director of
                                                                           Research of Real Asset Strategies.

                         Greg J. Wilensky; since 2010; Senior Vice         (see above)
                         President of the Adviser

AllianceBernstein        Dan Loewy; since 2010; Senior Vice President      Senior Vice President of the Adviser, with which he
Volatility Management    of the Adviser                                    has been associated in a substantially similar
Portfolio                                                                  capacity to his current position since 2005.

Dynamic Asset            Seth Masters; since 2010; Senior Vice             Senior Vice President of the Adviser, with which he
Allocation Team          President of the Adviser                          has been associated in a substantially similar
                                                                           capacity to his current position since prior to 2005, and
                                                                           Chief Investment Officer of Blend Strategies and
                                                                           Defined Contribution.





--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. Shareholders may make an election to receive dividends and distributions in cash at the time of purchase. This election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, each Portfolio's distributions of net income (or short-term capital gains) will be taxable as ordinary income. Distributions of long-term capital gains generally will be taxable as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes. Whether distributions of gains are taxable to a shareholder at long-term capital gains rates or short-term capital gains rates will not depend on the shareholder's holding period in shares of a Portfolio, but rather on the Portfolio's holding period in assets giving rise to the gains.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Portfolios' SAI for a further explanation of these tax issues.

Investment income received by a Portfolio from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source.

The Portfolios' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolios could be required to sell other investments in order to satisfy their distribution requirements.

If an investor buys shares just before a Portfolio deducts a distribution from its NAV, the investor will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.


One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolios derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, the Multi-Asset Real Return Portfolio's ability to utilize commodity-linked derivatives as part of its investment portfolio is limited to a maximum of 10% of its gross income.


However, certain subsequent IRS private letter rulings indicate that income derived from the Multi-Asset Real Return Portfolio's investment in its Subsidiary should constitute qualifying income to the Multi-Asset Real Return Portfolio, even if the Subsidiary itself owns commodity-linked derivatives. The Multi-Asset Real Return Portfolio will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and will receive an opinion of counsel that such investment should constitute qualifying income. In addition, the Portfolio will seek a private letter ruling from the IRS confirming that income derived from the Portfolio's investment in the Subsidiary will constitute qualifying income to the Portfolio.

Each year shortly after December 31, each Portfolio will send its shareholders tax information stating the amount and type of all its distributions for the year. Shareholders should consult their tax adviser about the federal, state, and local tax consequences in their particular circumstances.

--------------------------------------------------------------------------------

                                    GLOSSARY

--------------------------------------------------------------------------------


Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Barclays Capital U.S. 1-10 Year TIPS Index measures the performance of intermediate (1-10 years) U.S. Treasury Inflation Protected Securities.

Barclays Capital U.S High Yield - 2% Issuer Cap Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The Index limits the maximum exposure to any one issuer to 2%.

BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

FTSE EPRA NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, FTSE EPRA NAREIT Developed Index is suitable for use as the basis for investment products, such as derivatives and exchange-traded funds.

MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 2010, the MSCI AC World Index consisted of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI ACWI Commodity Producers Index is equity-based index designed to reflect the performance related to commodity producers stocks. MSCI ACWI Commodity Producers index is free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard.

MSCI EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price to-book ratios and higher forecasted growth values. the Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000(R) Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2000(TM) Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2500(TM) Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2500(TM) Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Index figures do not reflect any deduction for fees, expenses or taxes.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the most recently completed fiscal year has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolios. The information for prior years has been audited by the Portfolios' previous independent registered public accounting firm. The reports of each independent accounting firm, along with the Portfolios' financial statements, are included in the Portfolios' annual report, which is available upon request.


                                           AllianceBernstein U.S. Value Portfolio

                                                     Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                                      August 31,     August 31,    August 31,     August 31,     August 31,
                                                         2010         2009           2008          2007           2006
                                                     -----------    -----------   -----------    -----------    -----------
Net asset value, beginning of period                  $   7.22      $    9.27       $  12.44      $   11.41      $  10.32

Income From Investment Operations
Net investment income (a)                                  .16            .21            .31            .31           .27
Net realized and unrealized gain on
  investment transactions                                 (.03)         (2.03)         (2.75)          1.22          1.11
                                                      ---------    ----------     -----------    -----------    -----------
Net increase in net asset value from operations            .13          (1.82)         (2.44)          1.53          1.38
                                                      ---------    ----------     -----------    -----------    -----------

Less: Dividends and Distributions
Dividends from net investment income                      (.17)          (.23)          (.31)          (.30)         (.21)
Distributions from net realized gain on
  investment transactions                                   -0-           .00(b)        (.42)          (.20)          (.08)
                                                      ---------    ----------     -----------    -----------    -----------
Total dividends and distributions                         (.17)          (.23)          (.73)          (.50)         (.29)
                                                      ---------    ----------     -----------    -----------    -----------
Net asset value, end of period                        $   7.18      $    7.22       $   9.27      $   12.44      $  11.41
                                                      =========    ==========     ===========    ===========    ===========

Total Return
Total investment return based on net asset value (c)      1.64%        (19.36)%       (20.55)%        13.55%        13.60%
Ratios/Supplemental Data
Net assets, end of period (000,000s omitted)          $  1,938      $   2,091       $  2,521      $   2,573     $   1,822
Ratio to average net assets of:
   Expenses                                                .01%           .02%           .02%           .02%          .04%
   Net investment income                                  2.09%          3.23%          2.93%          2.49%         2.48%
Portfolio turnover rate                                     73%            59%            20%            22%           14%


                                 AllianceBernstein U.S. Large Cap Growth Portfolio

                                                   Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                   August 31,   August 31,    August 31,   August 31,   August 31,
                                                      2010         2009          2008         2007         2006
                                                   ----------   ----------    ----------   ----------   ----------
Net asset value, beginning of period               $     9.25   $    11.08   $     12.47   $    11.09   $   10.73

Income From Investment Operations
Net investment income (a)                                 .11          .11           .10          .10         .07
Net realized and unrealized gain on investment
transactions                                            (.31)       (1.83)        (1.04)         1.57         .38
                                                   ----------   ----------   -----------   ----------   ---------
Net increase in net asset value from operations         (.20)       (1.72)         (.94)         1.67         .45
                                                   ----------   ----------   -----------   ----------   ---------

Less: Dividends and Distributions
Dividends from net investment income                    (.11)        (.11)         (.10)        (.09)       (.06)
Distributions from net realized gain on
investment transactions                                   -0-          -0-         (.35)        (.20)       (.03)
                                                   ----------   ----------   -----------   ----------   ---------

Total dividends and distributions                       (.11)        (.11)         (.45)        (.29)       (.09)
                                                   ----------   ----------   -----------   ----------   ---------
Net asset value, end of period                     $     8.94   $     9.25   $     11.08   $    12.47   $   11.09
                                                   ==========   ==========   ===========   ==========   =========

Total Return
Total investment return based on net asset
value (c)                                          (2.23)%(d)     (15.41)%       (8.06)%       15.23%       4.10%

Ratios/Supplemental Data
Net assets, end of period (000,000s omitted)       $    1,924   $    2,078   $    2,532    $    2,608   $   1,775
Ratio to average net assets of:
   Expenses                                              .01%         .02%          .02%         .02%        .04%
   Net investment income                                1.13%        1.40%          .86%         .80%        .64%
Portfolio turnover rate                                   81%         108%           93%          92%         64%


                                 AllianceBernstein International Value Portfolio

                                                   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                   August 31,   August 31,   August 31,   August 31,   August 31,
                                                      2010         2009         2008         2007         2006
                                                   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period               $     7.50   $    10.37   $    14.88   $    13.84   $    10.89

Income From Investment Operations
Net investment income (a)                                 .21          .23          .45          .42          .38
Net realized and unrealized gain on investment
and foreign currency transactions                       (.60)       (2.55)       (3.18)         2.29         3.04
Contribution from Adviser                                 -0-       .00(b)          -0-          -0-          -0-
                                                   ----------   ----------   ----------   ----------   ----------
Net increase in net asset value from operations         (.39)       (2.32)       (2.73)         2.71         3.42
                                                   ----------   ----------   ----------   ----------   ----------

Less: Dividends and Distributions
Dividends from net investment income                    (.18)        (.19)        (.43)        (.55)        (.26)
Distributions from net realized gain on
investment transactions                                   -0-        (.36)       (1.35)       (1.12)        (.21)
                                                   ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                       (.18)        (.55)       (1.78)       (1.67)        (.47)
                                                   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                     $     6.93   $     7.50   $    10.37   $    14.88   $    13.84
                                                   ==========   ==========   ==========   ==========   ==========

Total Return
Total investment return based on net asset value      (5.15)%     (20.71)%     (20.92)%       20.64%       32.16%
(c)

Ratios/Supplemental Data
Net assets, end of period (000,000s omitted)       $    1,013   $    1,127   $    1,228   $    1,316   $      997
Ratio to average net assets of:
   Expenses                                              .04%         .06%         .07%         .08%         .10%
   Net investment income                                2.70%        3.56%        3.49%        2.89%        3.09%
Portfolio turnover rate                                   60%          56%          31%          31%          27%



                                 AllianceBernstein International Growth Portfolio


                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                  August 31,   August 31,   August 31,   August 31,   August 31,
                                                     2010         2009         2008         2007         2006
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $     8.12   $    11.27   $    13.98   $    12.54   $    10.57

Income From Investment Operations
Net investment income (a)                                .19          .23          .38          .34          .23
Net realized and unrealized gain on investment
and foreign currency transactions                        .16       (3.11)       (1.89)         1.86         1.95
Contribution from Adviser                             .00(b)       .00(b)       .00(b)       .00(b)          -0-
                                                  ----------   ----------   ----------   ----------   ----------
Net increase in net asset value from operations          .35       (2.88)       (1.51)         2.20         2.18
                                                  ----------   ----------   ----------   ----------   ----------

Less: Dividends and Distributions
Dividends from net investment income                   (.29)        (.27)        (.38)        (.27)        (.19)
Distributions from net realized gain on
investment transactions                                  -0-       .00(b)        (.82)        (.49)        (.02)
                                                  ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                      (.29)        (.27)       (1.20)        (.76)        (.21)
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $     8.18   $     8.12   $    11.27   $    13.98   $    12.54
                                                  ==========   ==========   ==========   ==========   ==========

Total Return
Total investment return based on net asset             4.20%     (25.32)%     (12.46)%       18.08%       20.88%
value (c)

Ratios/Supplemental Data
Net assets, end of period (000,000s omitted)      $    1,037   $    1,078   $    1,246   $    1,329   $      886
Ratio to average net assets of:
   Expenses                                             .03%         .05%         .06%         .07%         .11%
   Net investment income                               2.27%        3.19%        2.81%        2.50%        1.96%
Portfolio turnover rate                                 119%         111%          85%          82%         105%


                                 AllianceBernstein Small-Mid Cap Value Portfolio


                                                  Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                  August 31,    August 31,   August 31,   August 31,   August 31,
                                                     2010          2009         2008         2007         2006
                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, beginning of period              $     8.10    $    11.19   $    12.79   $    11.08   $    10.65

Income From Investment Operations
Net investment income (a)                                .11           .14          .19          .24          .16
Net realized and unrealized gain on investment
transactions                                             .99        (2.34)        (.96)         1.80          .40
                                                  ----------    ----------   ----------   ----------   ----------
Net increase in net asset value from operations         1.10        (2.20)        (.77)         2.04          .56
                                                  ----------    ----------   ----------   ----------   ----------

Less: Dividends
Dividends from net investment income                   (.12)         (.14)        (.18)        (.23)        (.13)
Distributions from net realized gain on
investment transactions                                  -0-         (.75)        (.65)        (.10)          -0-
                                                  ----------    ----------   ----------   ----------   ----------
Total dividends and distributions                      (.12)         (.89)        (.83)        (.33)        (.13)
                                                  ----------    ----------   ----------   ----------   ----------
Net asset value, end of period                    $     9.08    $     8.10   $    11.19   $    12.79   $    11.08
                                                  ==========    ==========   ==========   ==========   ==========

Total Return
Total investment return based on net asset            13.56%      (16.76)%      (6.29)%       18.64%        5.24%
value (c)

Ratios/Supplemental Data
Net assets, end of period (000s omitted)          $  500,525    $  553,145   $  685,788   $  648,401   $  444,250
Ratio to average net assets of:
   Expenses                                             .04%          .04%         .04%         .04%         .07%
   Net investment income                               1.20%         2.00%        1.67%        1.93%        1.45%
Portfolio turnover rate                                  54%           60%          38%          33%          42%


                                 AllianceBernstein Small-Mid Cap Growth Portfolio


                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                  August 31,   August 31,   August 31,   August 31,   August 31,
                                                     2010         2009         2008         2007         2006
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $    10.18   $    12.62   $    14.79   $    11.84   $    10.99

Income From Investment Operations
Net investment income (a)                                .05          .04          .05          .06          .04
Net realized and unrealized gain on investment
transactions                                            1.59       (2.44)        (.78)         3.16          .84
Contribution from Adviser                                -0-       .00(b)          .01       .00(b)          -0-
                                                  ----------   ----------   ----------   ----------   ----------
Net increase in net asset value from operations         1.64       (2.40)        (.72)         3.22          .88
                                                  ----------   ----------   ----------   ----------   ----------

Less: Dividends
Dividends from net investment income                   (.05)        (.04)        (.06)        (.04)        (.03)
Distributions from net realized gain on
investment transactions                                  -0-          -0-       (1.39)        (.23)          -0-
                                                  ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                      (.05)        (.04)       (1.45)        (.27)        (.03)
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $    11.77   $    10.18   $    12.62   $    14.79   $    11.84
                                                  ==========   ==========   ==========   ==========   ==========

Total Return
Total investment return based on net
asset value (c)                                       16.13%     (18.97)%      (5.84)%       27.50%        8.00%

Ratios/Supplemental Data
Net assets, end of period (000s omitted)          $  520,593   $  548,279   $  686,291   $  668,771   $  429,431
Ratio to average net assets of:
   Expenses                                              04%          05%          04%         .05%         .07%
   Net investment income                                .46%         .49%         .39%         .45%         .33%
Portfolio turnover rate                                  91%         107%          88%          88%          83%


                                 AllianceBernstein Short Duration Bond Portfolio


                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                  August 31,   August 31,   August 31,   August 31,   August 31,
                                                     2010         2009         2008         2007         2006
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $     9.26   $     9.37   $     9.87   $     9.93   $    10.04

Income From Investment Operations
Net investment income (a)                                .25          .36          .46          .52          .47
Net realized and unrealized loss on investment
transactions                                             .32        (.08)        (.49)        (.08)        (.14)
                                                  ----------   ----------   ----------   ----------   ----------
Net increase in net asset value from operations          .57          .28        (.03)          .44          .33
                                                  ----------   ----------   ----------   ----------   ----------

Less: Dividends
Dividends from net investment income                   (.27)        (.39)        (.47)        (.50)        (.44)
Net asset value, end of period                    $     9.56   $     9.26   $     9.37   $     9.87   $     9.93
                                                  ==========   ==========   ==========   ==========   ==========

Total Return
Total investment return based on net asset
value (c)                                              6.26%        3.14%       (.40)%        4.51%        3.39%

Ratios/Supplemental Data
Net assets, end of period (000,000s omitted)      $    1,218   $    1,108   $    1,299   $    1,272   $      960
Ratio to average net assets of:
   Expenses                                             .12%         .04%         .03%         .02%         .05%
   Expenses excluding interest expense                  .03%         .04%         .03%         .02%         .05%
   Expenses excluding interests expenses and            .02%         .03%         .03%         .02%         .05%
    TALF administration fee
   Net investment income                               2.64%        4.06%        4.75%        5.23%        4.69%
Portfolio turnover rate                                 130%         153%         116%         138%         185%


                              AllianceBernstein Intermediate Duration Bond Portfolio


                                                  Year Ended   Year Ended  Year Ended   Year Ended   Year Ended
                                                  August 31,   August 31,  August 31,   August 31,   August 31,
                                                     2010         2009        2008         2007         2006
                                                  ----------   ----------  ----------   ----------   ----------
Net asset value, beginning of period              $     9.98   $     9.70  $     9.87   $     9.86   $    10.12

Income From Investment Operations
Net investment income (a)                                .45          .51         .50          .49          .48
Net realized and unrealized gain (loss) on
investment and foreign currency transactions             .80          .33       (.16)       .00(b)        (.28)
                                                  ----------   ----------  ----------   ----------   ----------
Net increase in net asset value from operations         1.25          .84         .34          .49          .20
                                                  ----------   ----------  ----------   ----------   ----------

Less: Dividends
Dividends from net investment income                   (.45)        (.56)       (.51)        (.48)        (.46)
                                                  ----------   ----------  ----------   ----------   ----------
Net asset value, end of period                    $    10.78   $     9.98  $     9.70   $     9.87   $     9.86
                                                  ==========   ==========  ==========   ==========   ==========

Total Return
Total investment return based on net
asset value (c)                                       12.84%        9.26%       3.51%        5.03%        2.13%

Ratios/Supplemental Data
Net assets, end of period (000,000s omitted)      $    1,353   $    1,281  $    1,654   $    1,600   $    1,076
Ratio to average net assets of:
   Expenses                                             .13%         .04%        .03%         .04%         .06%
   Expenses, excluding interest expense                 .03%         .04%        .03%         .04%         .06%
   Expenses, excluding interest expense and
    TALF administration fee                             .02%         .03%        .03%         .04%         .06%
   Net investment income                               4.38%        5.47%       5.01%        5.01%        4.89%
Portfolio turnover rate                                  94%         108%        114%         236%         513%


                              AllianceBernstein Bond Inflation Protection Portfolio


                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                  August 31,   August 31,   August 31,   August 31,   August 31,
                                                      2010          2009        2008        2007         2006
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $     9.91   $    10.74   $     9.99   $     9.91   $    10.01

Income From Investment Operations
Net investment income (a)                                .34          .04          .69          .49          .57
Net realized and unrealized gain (loss) on
investment transactions                                  .58        (.19)          .52        (.06)        (.36)
Contribution from Adviser                             .00(b)          -0-          -0-       .00(b)          -0-
                                                  ----------   ----------   ----------   ----------   ----------
Net increase in net asset value from operations          .92        (.15)         1.21          .43          .21
                                                  ----------   ----------   ----------   ----------   ----------

Less: Dividends and Distributions
Dividends from net investment income                   (.13)        (.68)        (.46)        (.35)        (.30)
Distributions from net realized gain on
investment transactions                                  -0-          -0-          -0-          -0-        (.01)
                                                  ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                      (.13)        (.68)        (.46)        (.35)        (.31)
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $    10.70   $     9.91   $    10.74   $     9.99   $     9.91
                                                  ==========   ==========   ==========   ==========   ==========

Total Return
Total investment return based on net
asset value (c)                                        9.31%       (.88)%       12.45%        4.44%        2.11%

Ratios/Supplemental Data
Net assets, end of period (000s omitted)          $  667,764   $  586,321   $  688,918   $  643,549   $  447,210
Ratio to average net assets of:
   Expenses                                             .07%         .04%         .04%         .04%         .07%
   Expenses excluding interest expense                  .04%         .04%         .04%         .04%         .07%
   Net investment income                               3.25%         .44%        6.63%        4.98%        5.83%
Portfolio turnover rate                                  21%          20%           9%          12%          13%


                                      AllianceBernstein High Yield Portfolio


                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                  August 31,   August 31,   August 31,   August 31,   August 31,
                                                     2010         2009         2008         2007         2006
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $     8.51   $     8.87   $     9.89   $     9.99   $    10.35

Income From Investment Operations
Net investment income (a)                                .89          .81          .78          .77          .75
Net realized and unrealized gain (loss) on
investment and foreign currency transactions            1.33        (.38)       (1.03)        (.15)        (.35)
                                                  ----------   ----------   ----------   ----------   ----------
Net increase in net asset value from operations         2.22          .43        (.25)          .62          .40
                                                  ----------   ----------   ----------   ----------   ----------

Less: Dividends and Distributions
Dividends from net investment income                   (.88)        (.79)        (.77)
                                                                                              (.72)        (.75)
Distributions from net realized gain on
investment transactions                                  -0-          -0-          -0-          -0-        (.01)
                                                  ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                      (.88)        (.79)        (.77)        (.72)        (.76)
                                                  ----------   ----------   ----------   ----------   ----------

Net asset value, end of period                    $     9.85   $     8.51   $     8.87   $     9.89   $     9.99
                                                  ==========   ==========   ==========   ==========   ==========

Total Return
Total investment return based on net
asset value (c)                                       27.01%        7.25%      (2.76)%        6.22%        4.06%

Ratios/Supplemental Data
Net assets, end of period (000s omitted)          $  487,751   $  463,400   $  526,850   $  495,833   $  325,931
Ratio to average net assets of:
   Expenses                                             .05%         .06%         .05%         .06%         .09%
   Net investment income                               9.29%       11.13%        8.19%        7.50%        7.47%
Portfolio turnover rate                                  34%          40%          25%          49%          64%



                               AllianceBernstein Multi-Asset Real Return Portfolio


                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                  August 31,   August 31,   August 31,   August 31,   August 31,
                                                     2010         2009         2008         2007         2006
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period              $     7.68   $     9.56   $    13.90   $    13.14   $    10.74

Income From Investment Operations
Net investment income (a)                                .28          .28          .36         0.27          .36
Net realized and unrealized gain on investment
and foreign currency transactions                        .83       (2.11)       (2.32)         1.59         2.47
                                                  ----------   ----------   ----------   ----------   ----------
Net increase in net asset value from operations         1.11       (1.83)       (1.96)         1.86         2.83
                                                  ----------   ----------   ----------   ----------   ----------

Less: Dividends and Distributions
Dividends from net investment income                   (.22)        (.05)       (1.33)        (.58)        (.37)
Distributions from net realized gain on
investment transactions                                  -0-          -0-       (1.05)        (.52)        (.06)
                                                  ----------   ----------   ----------   ----------   ----------
Total dividends and distributions                      (.22)        (.05)       (2.38)       (1.10)        (.43)
                                                  ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                    $     8.57   $     7.68   $     9.56   $    13.90   $    13.14
                                                  ==========   ==========   ==========   ==========   ==========

Total Return
Total investment return based on net
asset value (c)                                       14.68%     (19.25)%     (17.38)%       14.33%       27.18%

Ratios/Supplemental Data
Net assets, end of period (000s omitted)          $  952,042   $  994,537   $1,132,381   $1,203,895   $  832,695
Ratio to average net assets of:
   Expenses                                             .03%         .05%         .07%         .06%         .09%
   Net investment income                               3.43%        4.46%        3.11%        1.90%        3.07%
Portfolio turnover rate                                  57%          76%          46%          49%          46%


               AllianceBernstein Volatility Management Portfolio


                                                     April 16, 2010 (e) to
                                                           August 31,
                                                              2010
                                                        --------------

Net asset value, beginning of period                    $        10.00

Income From Investment Operations
Net investment income (a)(f)                                       .04
Net realized and unrealized gain (loss) on
investment and foreign currency transactions                     (.73)
                                                        --------------
Net increase in net asset value from operations                  (.69)
                                                        --------------

Less: Dividends and Distributions
Dividends from net investment income                               -0-
Distributions from net realized gain on
investment transactions                                            -0-
                                                        --------------
Total dividends and distributions                                  -0-
                                                        --------------
Net asset value, end of period                          $         9.31
                                                        ==============

Total Return
Total investment return based on net asset value (c)           (6.90)%

Ratios/Supplemental Data
Net assets, end of period (000s omitted)                $      296,252
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements (g)                    .15%
   Expenses, before waivers/reimbursements (g)                    .21%
   Net investment income(f)(g)                                   1.06%
Portfolio turnover rate                                            51%

----------

(a)   Based on average shares outstanding during the period.

(b)   Amount is less than $0.005.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Includes the impact of proceeds received and credited to the U.S. Large Cap Growth Portfolio resulting from the class action settlements, which enhanced the Portfolio's performance for the year ended August 31, 2010 by 0.01%.

(e)   Commencement of operations.

(f)   Net of fees and expenses waived/reimbursed by the Adviser.

(g)   Annualized.

--------------------------------------------------------------------------------

                                   APPENDIX A

                                  BOND RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
    Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality.
  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.
  The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

For more information about the Portfolios, the following documents are available upon request:

Annual and Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By mail:    c/o AllianceBernstein Investor Services, Inc.
            P.O. Box 786003
            San Antonio, TX 78278-6003

By phone:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

o Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.

On the Internet:      www.sec.gov

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

Investment Company Act File No. 811-21673

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